COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended December 31, 2010
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Operations	5

Funds From Operations	6

Condensed Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income (Loss) and Funds From Operations — Supplemental Detail	9

Portfolio Listing	16

Same Property Information	18

Square Feet Expiring:
Office	19
Retail	20
Industrial	21

Top 25 Largest Tenants	22

Inventory of Land Held	23

Inventory of Residential Lots	25

Inventory of Multi-Family Units Held for Sale	27

Debt Outstanding	28

Reconciliations of Non-GAAP Financial Measures	29

Discussion of Non-GAAP Financial Measures	34
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release
FOR IMMEDIATE RELEASE
CONTACT:

Gregg D. Adzema	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1984
greggadzema@cousinsproperties.com	camerongolden@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER AND YEAR ENDED DECEMBER 31, 2010
Highlights:
•	FFO Before Non-Cash Impairment and Separation Charges totaled $0.16 per share.

•	Completed leasing totaling 491,000 square feet, reaching 2,994,000 square feet for 2010, a full year increase of 41% for office, 18% for retail and 16% for industrial.

•	Sold $27.7 million of non-strategic assets for a 2010 total of $172.8 million.

•	Invested $14.9 million in a new partnership owning four Publix-anchored shopping centers.

•	Returned to an all cash dividend at an annualized rate of $0.18 per share.
     ATLANTA (February 7, 2011) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter and year ended December 31, 2010. Funds from Operations Available to Common Stockholders (“FFO”) was $10.0 million, or $0.10 per share, for the fourth quarter of 2010 compared with $7.3 million, or $0.07 per share, for the fourth quarter of 2009. FFO was $32.8 million, or $0.32 per share, for the year ended December 31, 2010 compared with $(92.0) million, or $(1.40) per share, for the same period in 2009.
     Net Loss Available to Common Stockholders (“Net Loss Available”) was $8.9 million, or $0.09 per share, for the fourth quarter of 2010 compared with $7.8 million, or $0.08 per share, for the fourth quarter of 2009. Net Loss Available was $27.5 million, or $0.27 per share, for the year ended December 31, 2010 compared with Net Income Available of $14.4 million, or $0.22 per share, for the same period in 2009.
     “The fourth quarter and year end results demonstrate the continued success of our strategic efforts to lease vacant space, sell non-core assets and improve our balance sheet,” said Larry Gellerstedt, CEO of Cousins. “I’m also pleased that we are beginning to find attractive investment opportunities; we look forward to carrying this momentum into 2011.”
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191 Peachtree Street NE     •     Suite 3600     •     Atlanta, Georgia 30303-1740     •     404/407-1000     •     FAX 404/407-1002

CUZ Reports Fourth Quarter Results

February 7, 2011
     FFO Before Non-Cash Impairment and Separation Charges (reconciled to FFO and Net Loss Available below) was $16.5 million, or $0.16 per share, for the fourth quarter of 2010. FFO Before Non-Cash Impairment, Swap Termination and Separation Charges (reconciled to FFO and Net Loss Available below) for the year ended December 31, 2010 was $49.4 million, or $0.49 per share.

	Three Months Ended		Year Ended
	December 31, 2010		December 31, 2010
	$(000)	Per Share	$(000)	Per Share

FFO Before Non-Cash Impairment, Swap	$16,476	$0.16	$49,361	$0.49
Termination and Separation Charges:

Impairment on Padre Island	(2,000)		(2,000)
Impairment on Handy Road Associates	(1,968)		(1,968)
Impairment on Pine Mountain Builders	(1,517)		(1,517)
Impairment on Creekside Oaks	(229)		(229)
Impairment on 60 North Market	—		(586)
Swap Termination Payment	—		(9,235)
Separation Charges	(742)		(1,045)

Total	(6,456)	(0.06)	(16,580)	(0.16)

FFO	$10,020	$0.10	$32,781	$0.32

Net Loss Available Before Non-Cash Impairment,
Swap Termination and Separation Charges	($2,474)	($0.02)	($10,900)	($0.11)
Non-Cash Impairment, Swap Termination and
Separation Charges	(6,456)	(0.06)	(16,580)	(0.16)

Net Loss Available	($8,930)	($0.09)	($27,480)	($0.27)

Fourth Quarter Activity:
•	Invested $14.9 million in a joint venture with Watkins Retail Group that owns four Publix-anchored shopping centers in Florida and Tennessee.

•	Sold 624 acres at the Summer Creek Ranch residential project in Texas (50% Cousins ownership) for $20.3 million, generating a gain for Cousins of approximately $3.4 million. Cousins’ previously impaired its investment in this venture by $3.0 million. This sale generated a $410,000 gain over the pre-impaired cost basis.

•	Sold 8995 Westside Parkway, a 51,000-square-foot office building in Atlanta, Georgia, for $3.2 million, generating a gain of approximately $700,000.

•	Sold 19 residential condominium units, leaving five units remaining for sale at year end.

•	Modified and extended the mortgage loan secured by Terminus 100, reducing the principal balance by $40 million and the interest rate from 6.13% to 5.25%, extending the maturity to January 1, 2023 and eliminating the Company’s $5 million guarantee.
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CUZ Reports Fourth Quarter Results

February 7, 2011
•	Obtained a new mortgage loan secured by The Avenue East Cobb for $36.6 million at a fixed rate of 4.52% that matures in 2017. This loan replaced a $34.7 million loan at a fixed rate of 8.39% that matured earlier in 2010.

•	Recorded impairments of $5.7 million on four residential investments.

•	Recorded $742,000 of separation expenses related to staff reductions and retirement.

•	Recovered $1.2 million in previously expensed predevelopment costs.
Subsequent to Quarter End:
•	Entered into a contract to sell Jefferson Mill Business Park Building A, with an expected closing in the first quarter of 2011.

•	Sold two residential condominium units and put two units under contract, leaving one residential condominium unit available for sale company wide.
     As of December 31, 2010, the office portfolio increased to 91% leased from 87% leased compared with December 31, 2009; retail climbed to 86% from 84% and industrial increased to 96% from 51%.
     The Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations — Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
     The Company will conduct a conference call at 2:00 p.m. (Eastern Time) on Tuesday, February 8, 2011, to discuss the results of the quarter ended December 31, 2010. The number to call for this interactive teleconference is (212) 231-2938. A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21507316. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q4 2010 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s website for 14 days.
     Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office and retail development projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate
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CUZ Reports Fourth Quarter Results

February 7, 2011
investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.
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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
REVENUES:
Rental property revenues	$36,475	$34,112	$143,472	$139,504
Fee income	8,179	8,080	33,420	33,806
Multi-family residential unit sales	9,716	20,428	34,442	30,841
Residential lot and outparcel sales	1,178	395	15,943	7,421
Other	689	79	1,229	2,972

	56,237	63,094	228,506	214,544

COSTS AND EXPENSES:
Rental property operating expenses	13,801	16,122	58,973	63,382
Multi-family residential unit cost of sales	7,749	17,072	27,017	25,629
Residential lot and outparcel cost of sales	779	291	10,699	5,023
General and administrative expenses	9,501	5,402	36,149	33,948
Separation expenses	742	163	1,045	3,257
Reimbursed general and administrative expenses	3,773	3,269	15,304	15,506
Depreciation and amortization	17,501	12,922	59,111	53,350
Interest expense	8,411	9,610	37,180	39,888
Impairment loss	1,968	—	2,554	40,512
Other	(319)	5,442	5,170	13,143

	63,906	70,293	253,202	293,638

LOSS ON EXTINGUISHMENT OF DEBT AND INTEREST RATE SWAPS	—	(2,766)	(9,827)	(2,766)

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(7,669)	(9,965)	(34,523)	(81,860)

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	(28)	3,065	1,079	(4,341)

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
Equity in net income (loss) from unconsolidated joint ventures	2,000	1,698	9,493	(17,639)
Impairment loss on investment in unconsolidated joint ventures	—	—	—	(51,058)

	2,000	1,698	9,493	(68,697)

LOSS FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(5,697)	(5,202)	(23,951)	(154,898)

GAIN (LOSS) ON SALE OF INVESTMENT PROPERTIES	63	(4)	1,938	168,637

INCOME (LOSS) FROM CONTINUING OPERATIONS	(5,634)	(5,206)	(22,013)	13,739

INCOME FROM DISCONTINUED OPERATIONS:
Income from discontinued operations	11	1,266	2,754	3,163
Gain on extinguishment of debt	—	—	—	12,498
Gain (loss) on sale of investment properties	654	(6)	7,226	147

	665	1,260	9,980	15,808

NET INCOME (LOSS)	(4,969)	(3,946)	(12,033)	29,547

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(734)	(611)	(2,540)	(2,252)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	(5,703)	(4,557)	(14,573)	27,295

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,225)	(12,907)	(12,907)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(8,930)	$(7,782)	$(27,480)	$14,388

PER COMMON SHARE INFORMATION — BASIC AND DILUTED:
Loss from continuing operations attributable to controlling interest	$(0.09)	$(0.09)	$(0.37)	$(0.02)
Income from discontinued operations	0.01	0.01	0.10	0.24

Net income (loss) available to common stockholders — basic and diluted	$(0.09)	$(0.08)	$(0.27)	$0.22

WEIGHTED AVERAGE SHARES — BASIC AND DILUTED	102,761	99,155	101,440	65,495

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2010 AND 2009
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net Income (Loss) Available to Common Stockholders	$(8,930)	$(7,782)	$(27,480)	$14,388
Depreciation and amortization:
Consolidated properties	17,501	12,922	59,111	53,350
Discontinued properties	—	606	845	2,483
Share of unconsolidated joint ventures	2,586	2,276	9,683	8,800
Depreciation of non-real estate assets:
Consolidated properties	(414)	(639)	(1,884)	(3,366)
Discontinued properties	—	(4)	(5)	(16)
Share of unconsolidated joint ventures	(5)	(12)	(22)	(46)
(Gain) loss on sale of investment properties:
Consolidated	(63)	4	(1,938)	(168,637)
Discontinued properties	(654)	6	(7,226)	(147)
Share of unconsolidated joint ventures	—	—	—	(12)
Gain (loss) on sale of undepreciated investment properties	(1)	(61)	1,697	1,243

Funds From Operations Available to Common Stockholders	$10,020	$7,316	$32,781	$(91,960)

Per Common Share — Basic and Diluted:

Net Income (Loss) Available	$(.09)	$(.08)	$(.27)	$.22

Funds From Operations	$.10	$.07	$.32	$(1.40)

Weighted Average Shares — Basic and Diluted	102,761	99,155	101,440	65,495

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     Management believes that FFO before non-cash impairment, swap termination and separation charges provides analysts and investors with appropriate information related to its core operations and for comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	December 31,
	2010	2009

ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $274,925 and $233,091 in 2010 and 2009, respectively	$898,119	$1,006,760
Land held for investment or future development	123,879	137,233
Residential lots	63,403	62,825
Multi-family units held for sale	2,994	28,504

Total properties	1,088,395	1,235,322

CASH AND CASH EQUIVALENTS	7,599	9,464
RESTRICTED CASH	15,521	3,585
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $6,287 and $5,734 in 2010 and 2009, respectively	48,395	49,678
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	167,108	146,150
OTHER ASSETS	44,264	47,353

TOTAL ASSETS	$1,371,282	$1,491,552

LIABILITIES AND EQUITY
NOTES PAYABLE	$509,509	$590,208
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	32,388	56,577
DEFERRED GAIN	4,216	4,452
DEPOSITS AND DEFERRED INCOME	18,029	7,465

TOTAL LIABILITIES	564,142	658,702

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	14,289	12,591

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2010 and 2009	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2010 and 2009	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 106,961,959 and 103,352,382 shares issued in 2010 and 2009, respectively	106,962	103,352
Additional paid-in capital	684,551	662,216
Treasury stock at cost, 3,570,082 shares in 2010 and 2009	(86,840)	(86,840)
Accumulated other comprehensive loss on derivative instruments	—	(9,517)
Distributions in excess of net income (loss)	(114,196)	(51,402)

TOTAL STOCKHOLDERS’ INVESTMENT	760,079	787,411

Nonredeemable noncontrolling interests	32,772	32,848

TOTAL EQUITY	792,851	820,259

TOTAL LIABILITIES AND EQUITY	$1,371,282	$1,491,552

     COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	217,441	17,673	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388	(1,573)	(8,595)	(8,382)	(8,930)	(27,480)

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF CERTAIN DEBT	74,469	48,438	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980	7,895	886	10,020	32,781

		BASIC WEIGHTED AVERAGE COMMON SHARES	50,907	51,857	51,331	51,350	51,615	59,403	99,155	65,495	100,069	101,001	101,893	102,761	101,440
		DILUTED WEIGHTED AVERAGE COMMON SHARES	52,705	53,059	51,728	51,350	51,615	59,403	99,155	65,495	100,069	101,001	101,893	102,761	101,440
		NET INCOME (LOSS) PER COMMON SHARE — BASIC	4.27	0.34	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22	(0.02)	(0.09)	(0.08)	(0.09)	(0.27)
		NET INCOME (LOSS) PER COMMON SHARE — DILUTED	4.13	0.33	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22	(0.02)	(0.09)	(0.08)	(0.09)	(0.27)
		FFO PER COMMON SHARE — BASIC	1.46	0.93	1.19	0.15	(1.26)	(0.71)	0.07	(1.40)	0.14	0.08	0.01	0.10	0.32
		FFO PER COMMON SHARE — DILUTED	1.41	0.91	1.18	0.15	(1.26)	(0.71)	0.07	(1.40)	0.14	0.08	0.01	0.10	0.32
(A	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)(2)	13,354	18,488	21,329	1,462	933	2,035	2,069	6,499	1,009	1,724	3,337	2,530	8,600

		REGULAR COMMON DIVIDENDS:
		CASH	75,495	76,782	69,807	12,838	4,283	2,617	2,972	22,710	2,997	3,034	3,060	3,085	12,176
		COMMON STOCK	—	—	—	—	8,551	5,225	5,935	19,711	5,984	6,046	6,100	6,152	24,282
		SPECIAL COMMON DIVIDEND	175,470	—	—	—	—	—	—	—	—	—	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.36	0.25	0.25	0.15	0.09	0.74	0.09	0.09	0.09	0.09	0.36
		SPECIAL COMMON DIVIDEND PER SHARE	3.40	—	—	—	—	—	—	—	—	—	—	—	—
		COMMON STOCK PRICE AT PERIOD END	35.27	22.10	13.85	6.44	8.50	8.28	7.63	7.63	8.31	6.74	7.14	8.34	8.34
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	51,748	51,280	51,352	51,342	52,293	98,970	99,782	99,782	100,866	101,767	102,635	103,392	103,392

		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	25.90	22.38	12.24	13.70	15.01	20.53	20.96	20.96	23.04	23.00	24.88	24.80	24.80
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	2,993	2,993	2,993	2,993	2,993	2,993	2,993	2,993	2,993	2,993	2,993
		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.53	20.59	12.00	13.16	14.73	19.53	20.90	20.90	21.97	21.49	24.40	24.80	24.80
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	3,791	3,791	3,791	3,791	3,791	3,791	3,791	3,791	3,791	3,791	3,791

		COMMON EQUITY MARKET CAPITALIZATION	1,825,152	1,133,288	711,225	330,642	444,491	819,472	761,337	761,337	838,196	685,910	732,814	862,289	862,289
		PREFERRED EQUITY MARKET CAPITALIZATION	205,720	171,880	82,126	90,894	100,766	135,485	141,965	141,965	152,247	150,308	166,966	168,243	168,243
(B	)	ADJUSTED DEBT (1)	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744	686,833	616,566	633,319	633,319

		TOTAL MARKET CAPITALIZATION	2,407,388	2,078,650	1,867,304	1,505,587	1,632,050	1,794,518	1,635,465	1,635,465	1,713,187	1,523,051	1,516,346	1,663,851	1,663,851

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	16%	37%	58%	72%	67%	47%	45%	45%	42%	45%	41%	38%	38%
(B	)	RECOURSE DEBT (1)	226,855	205,658	491,603	502,396	580,939	334,658	222,507	222,507	215,544	198,077	127,457	167,258	167,258
		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	10%	26%	33%	36%	19%	14%	14%	13%	13%	8%	10%	10%
		COMMON EQUITY MARKET CAPITALIZATION	1,825,152	1,133,288	711,225	330,642	444,491	819,472	761,337	761,337	838,196	685,910	732,814	862,289	862,289
		PREFERRED EQUITY MARKET CAPITALIZATION	205,720	171,880	82,126	90,894	100,766	135,485	141,965	141,965	152,247	150,308	166,966	168,243	168,243
(B	)	TOTAL DEBT (INCLUDING SHARE OF JV’S) (1)	487,234	846,355	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263	776,229	738,668	666,754	681,834	681,834

		TOTAL MARKET CAPITALIZATION	2,518,106	2,151,523	1,932,464	1,568,753	1,693,551	1,854,157	1,690,565	1,690,565	1,766,672	1,574,886	1,566,534	1,712,366	1,712,366

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	19%	39%	59%	73%	68%	49%	47%	47%	44%	47%	43%	40%	40%

		VARIOUS COVENANTS AS DEFINED UNDER THE COMPANY’S CREDIT FACILITY:
		LEVERAGE RATIO	29%	45%	51%	54%	52%	41%	40%	40%	41%	40%	38%	39%	39%
		COVENANT REQUIREMENT — NO GREATER THAN	60%	60%	60%	60%	60%	60%	60%	60%	55%	55%	55%	55%	55%

		FIXED CHARGES RATIO	2.4	2.5	2.2	2.1	2.0	1.8	1.7	1.7	1.9	1.7	1.8	1.8	1.8
		COVENANT REQUIREMENT — NO LESS THAN	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.3	1.3	1.3	1.3	1.3

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
		CONSOLIDATED ENTITY FFO AND NET INCOME (LOSS):

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
(C	)	CONSOLIDATED PROPERTIES (1):
		TERMINUS 100	0	5,000	16,386	3,311	4,750	3,478	2,952	14,491	3,720	3,731	3,635	3,695	14,781
		191 PEACHTREE	1,964	9,349	11,339	789	1,561	2,432	1,943	6,725	2,845	2,793	2,830	4,155	12,623
		AMERICAN CANCER SOCIETY CENTER	11,774	11,959	14,547	3,791	3,151	3,449	2,671	13,062	2,675	2,736	2,796	2,611	10,818
		ONE GEORGIA CENTER	(219)	(109)	2,650	1,039	1,039	1,100	1,127	4,305	1,029	1,025	1,027	1,020	4,101
		MERIDIAN MARK PLAZA	4,475	4,339	4,504	958	972	947	945	3,822	917	924	910	935	3,686
		LAKESHORE PARK PLAZA	922	1,794	2,141	567	545	540	534	2,186	561	521	527	594	2,203
		555 NORTH POINT CENTER EAST	1,771	1,882	1,989	501	531	528	503	2,063	482	539	505	512	2,038
		THE POINTS AT WATERVIEW	2,124	2,179	2,127	509	515	536	490	2,050	460	540	447	480	1,927
		200 NORTH POINT CENTER EAST	839	1,490	1,484	378	393	423	412	1,606	417	415	422	419	1,673
		333 NORTH POINT CENTER EAST	1,183	1,287	1,449	417	426	426	416	1,685	406	422	352	395	1,575
		600 UNIVERSITY PARK PLACE	1,107	1,557	1,679	394	394	396	369	1,553	418	349	322	437	1,526
		100 NORTH POINT CENTER EAST	1,035	1,320	1,529	391	423	361	216	1,391	319	459	373	373	1,524
		INHIBITEX	917	912	910	220	226	225	225	896	224	222	225	225	896
		COSMOPOLITAN CENTER	13	341	459	139	129	138	148	554	115	126	110	164	515
		221 PEACHTREE CENTER GARAGE	0	510	639	124	103	157	81	465	100	102	152	140	494
		GALLERIA 75	897	649	591	22	67	65	107	261	55	87	63	114	319

		SUBTOTAL — OFFICE CONSOLIDATED	28,802	44,460	64,423	13,550	15,225	15,201	13,139	57,115	14,743	14,991	14,696	16,269	60,699

(G	)	JOINT VENTURE PROPERTIES (1):
		PALISADES WEST — BUILDINGS 1 AND 2	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215	1,240	1,223	1,334	5,012
		EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,586	3,601	3,623	909	930	902	875	3,616	894	904	963	918	3,679
		TEN PEACHTREE PLACE	2,239	2,020	2,099	526	541	561	557	2,185	571	583	582	578	2,314
		GATEWAY VILLAGE — PREFERRED RETURN	1,208	1,208	1,208	302	302	302	302	1,208	302	302	302	302	1,208
		PRESBYTERIAN MEDICAL PLAZA	106	116	87	18	15	20	15	68	16	12	19	15	62
		TERMINUS 200	0	0	115	21	17	20	0	58	0	(60)	50	29	19
		OTHER — CP VENTURE TWO	157	(1)	0	(5)	0	0	0	(5)	0	0	0	0	0
		OTHER	11,344	(65)	(86)	(18)	(4)	(19)	(7)	(48)	(22)	6	(18)	(18)	(52)

		SUBTOTAL — OFFICE JOINT VENTURE	18,629	7,006	7,473	2,925	3,077	3,074	2,975	12,051	2,976	2,987	3,121	3,158	12,242

		SUBTOTAL — OFFICE CONSOLIDATED & JOINT VENTURE	47,431	51,466	71,896	16,475	18,302	18,275	16,114	69,166	17,719	17,978	17,817	19,427	72,941

		RETAIL:
(C	)	CONSOLIDATED PROPERTIES (1):
		THE AVENUE FORSYTH	0	0	2,527	1,025	955	821	896	3,697	1,588	1,458	1,638	1,551	6,235
		THE AVENUE WEBB GIN	1,653	5,558	5,967	1,469	1,503	1,307	1,304	5,583	1,484	1,214	1,307	1,290	5,295
		THE AVENUE CARRIAGE CROSSING	5,835	6,774	6,714	1,140	1,255	955	1,450	4,800	1,082	1,503	1,396	1,257	5,238
		TIFFANY SPRINGS MARKETCENTER	0	0	1,257	803	900	919	707	3,329	741	817	835	918	3,311
		PROPERTIES CONTRIBUTED TO CP VENTURE FIVE (AVENUE FUND)	9,068	(45)	30	0	0	0	0	0	0	0	0	0	0

		SUBTOTAL — RETAIL CONSOLIDATED	16,556	12,287	16,495	4,437	4,613	4,002	4,357	17,409	4,895	4,992	5,176	5,016	20,079

(G	)	JOINT VENTURE PROPERTIES (1):
		THE AVENUE MURFREESBORO	0	554	3,413	937	948	1,011	1,099	3,995	1,071	1,117	1,082	1,135	4,405
		THE AVENUE EAST COBB	1,382	723	710	176	168	176	141	661	154	161	167	152	634
		GREENBRIER MARKETCENTER	534	511	532	140	131	130	142	543	142	136	138	135	551
		THE AVENUE VIERA	947	620	625	155	148	148	127	578	153	131	131	116	531
		NORTH POINT MARKETCENTER	668	613	588	140	166	58	83	447	105	133	129	146	513
		THE AVENUE WEST COBB	1,132	685	586	133	123	109	132	497	130	105	125	133	493
		THE AVENUE PEACHTREE CITY	843	491	458	117	110	109	118	454	117	106	118	96	437
		LOS ALTOS MARKETCENTER	358	345	303	63	53	49	40	205	56	40	52	72	220
		VIERA MARKETCENTER	198	208	197	52	54	52	47	205	48	50	51	52	201
		MANSELL CROSSING II	153	72	(6)	0	0	0	0	0	0	0	0	0	0

		SUBTOTAL — RETAIL JOINT VENTURE	6,215	4,822	7,406	1,913	1,901	1,842	1,929	7,585	1,976	1,979	1,993	2,037	7,985

		SUBTOTAL — RETAIL CONSOLIDATED & JOINT VENTURE	22,771	17,109	23,901	6,350	6,514	5,844	6,286	24,994	6,871	6,971	7,169	7,053	28,064

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (Continued):
(C	)	INDUSTRIAL (1):
		KING MILL — BUILDING 3	405	1,155	923	236	236	283	292	1,047	339	418	470	558	1,785
		LAKESIDE RANCH — BUILDING 20	0	794	768	176	190	164	197	727	247	263	360	395	1,265
		JEFFERSON MILL — BUILDING A	0	0	(149)	(57)	(57)	(47)	(45)	(206)	(53)	(66)	262	432	575

		SUBTOTAL INDUSTRIAL CONSOLIDATED	405	1,949	1,542	355	369	400	444	1,568	533	615	1,092	1,385	3,625

(C	)	OTHER RENTAL OPERATIONS (1):
		OTHER	206	82	(69)	(31)	26	(15)	50	30	18	59	15	4	96

		SUBTOTAL OTHER CONSOLIDATED	206	82	(69)	(31)	26	(15)	50	30	18	59	15	4	96

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	70,814	70,606	97,270	23,149	25,211	24,504	22,894	95,758	25,141	25,623	26,093	27,869	104,726

(D	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1)
		SAN JOSE MARKETCENTER	3,844	6,450	7,089	1,693	1,721	1,700	1,874	6,988	1,883	1,743	86	1	3,713
		8995 WESTSIDE PARKWAY	1,262	1,278	1,307	192	(18)	(58)	(2)	114	(43)	(58)	(53)	5	(149)
		OTHER	16,666	(568)	(611)	(7)	0	3	0	(4)	0	0	0	0	0

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,772	7,160	7,785	1,878	1,703	1,645	1,872	7,098	1,840	1,685	33	6	3,564

(E	)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES (1):
		LOT SALES NET OF COST OF SALES — CONSOLIDATED	2,877	1,124	827	236	180	0	65	481	130	41	81	322	574
		LOT SALES NET OF COST OF SALES — JOINT VENTURES	8,217	1,822	795	95	210	211	15	531	520	458	397	497	1,872

		TOTAL LOT SALES NET OF COS	11,094	2,946	1,622	331	390	211	80	1,012	650	499	478	819	2,446

		OUTPARCEL SALES NET OF COST OF SALES — CONSOLIDATED	1,656	1,017	2,390	582	1,125	171	39	1,917	4,593	0	0	77	4,670
		OUTPARCEL SALES NET OF COST OF SALES — JOINT VENTURES	0	0	0	0	0	0	0	0	86	0	(4)	0	82

		TOTAL OUTPARCEL SALES NET OF COS	1,656	1,017	2,390	582	1,125	171	39	1,917	4,679	0	(4)	77	4,752

		TRACT SALES NET OF COST OF SALES — CONSOLIDATED	2,481	4,977	9,204	96	746	349	(6)	1,185	697	1,002	(1)	(1)	1,697
		TRACT SALES NET OF COST OF SALES — JOINT VENTURES	6,675	651	3,192	235	0	4	25	264	46	102	2	3,457	3,607

		TOTAL TRACT SALES NET OF COS	9,156	5,628	12,396	331	746	353	19	1,449	743	1,104	1	3,456	5,304

		OTHER INVESTMENT PROPERTY SALES NET OF COST OF SALES — CONSOLIDATED	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0	0	0

		TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0	0	0

		TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES	33,773	17,775	17,815	1,357	2,261	735	83	4,436	6,072	1,603	475	4,352	12,502

(F	)	MULTI-FAMILY SALES, NET OF COST OF SALES (1):
		MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED	3,731	144	1,114	0	0	1,856	3,356	5,212	2,176	1,835	1,447	1,967	7,425
		MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES	10,343	(185)	1,892	(1)	2	0	114	115	117	45	165	146	473

		TOTAL MULTI-FAMILY FFO	14,074	(41)	3,006	(1)	2	1,856	3,470	5,327	2,293	1,880	1,612	2,113	7,898

		DEVELOPMENT INCOME
		DEVELOPMENT FEES — COUSINS PROPERTIES SERVICES (3)	468	446	452	150	73	136	181	540	109	158	170	284	721
		DEVELOPMENT FEES — OTHER	4,117	5,435	17,306	795	810	755	459	2,819	496	815	841	667	2,819

		TOTAL DEVELOPMENT INCOME	4,585	5,881	17,758	945	883	891	640	3,359	605	973	1,011	951	3,540

		MANAGEMENT FEES
		MANAGEMENT FEES — COUSINS PROPERTIES SERVICES (3)	14,625	17,202	16,929	4,293	4,275	3,931	3,416	15,915	3,690	3,438	3,239	3,173	13,540
		MANAGEMENT FEES — OTHER	9,812	7,580	8,475	2,313	2,162	2,224	2,029	8,728	2,748	2,003	2,175	2,447	9,373

		TOTAL MANAGEMENT FEES	24,437	24,782	25,404	6,606	6,437	6,155	5,445	24,643	6,438	5,441	5,414	5,620	22,913

		LEASING & OTHER FEES
		LEASING & OTHER FEES — COUSINS PROPERTIES SERVICES (3)	5,496	5,290	3,539	493	613	2,365	1,539	5,010	855	763	1,192	1,389	4,199
		LEASING & OTHER FEES — OTHER	947	361	961	0	239	99	456	794	440	1,036	1,073	219	2,768

		TOTAL LEASING & OTHER FEES	6,443	5,651	4,500	493	852	2,464	1,995	5,804	1,295	1,799	2,265	1,608	6,967

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
		TERMINATION FEES	631	5,193	407	359	1,097	261	0	1,717	8	33	26	447	514

		INTEREST INCOME & OTHER:
		CONTINUING OPERATIONS	988	1,374	3,742	620	142	414	79	1,255	116	138	219	242	715
		DISCONTINUED OPERATIONS	(246)	(138)	9	7	46	0	0	53	0	19	11	5	35

		TOTAL INTEREST INCOME & OTHER	742	1,236	3,751	627	188	414	79	1,308	116	157	230	247	750

		GAIN (LOSS) ON EXTINGUISHMENT OF DEBT AND INTEREST RATE SWAP	0	0	0	0	12,498	0	(2,766)	9,732	(592)	0	(9,235)	0	(9,827)
		GENERAL & ADMINISTRATIVE EXPENSES:
		GENERAL & ADMINISTRATIVE EXPENSES	(34,677)	(31,260)	(29,985)	(7,607)	(8,082)	(6,556)	(3,953)	(26,198)	(8,017)	(6,763)	(6,172)	(7,565)	(28,517)
		GENERAL & ADMINISTRATIVE EXPENSES — COUSINS PROPERTIES SERVICES (3)	(7,859)	(9,383)	(7,589)	(1,779)	(1,835)	(2,593)	(1,417)	(7,624)	(1,901)	(1,795)	(1,906)	(1,904)	(7,506)
		REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES	(7,129)	(5,783)	(5,207)	(1,452)	(1,334)	(1,389)	(1,203)	(5,378)	(1,859)	(1,203)	(1,337)	(1,610)	(6,009)
		REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES -COUSINS PROPERTIES SERVICES (3)	(8,927)	(11,384)	(11,072)	(2,776)	(2,696)	(2,590)	(2,066)	(10,128)	(2,559)	(2,388)	(2,185)	(2,163)	(9,295)
		COMMISSION ON DEVELOPMENT FEE	0	0	(3,414)	(32)	(31)	(31)	(32)	(126)	(32)	(31)	(31)	(32)	(126)
		SEPARATION EXPENSES	0	0	(1,186)	(344)	(2,026)	(724)	(163)	(3,257)	(68)	(33)	(202)	(742)	(1,045)

		TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(58,592)	(57,810)	(58,453)	(13,990)	(16,004)	(13,883)	(8,834)	(52,711)	(14,436)	(12,213)	(11,833)	(14,016)	(52,498)

		INTEREST EXPENSE:
		CONSOLIDATED DEBT:
		TERMINUS 100	0	(2,358)	(11,203)	(2,802)	(2,802)	(2,802)	(2,802)	(11,208)	(2,802)	(2,802)	(2,802)	(2,729)	(11,135)
		THE AMERICAN CANCER SOCIETY CENTER	0	(3,027)	(9,007)	(2,215)	(2,240)	(2,264)	(2,263)	(8,982)	(2,215)	(2,240)	(2,263)	(2,264)	(8,982)
		CREDIT FACILITY	(10,855)	(11,322)	(8,129)	(2,407)	(2,666)	(2,605)	(921)	(8,599)	(1,037)	(1,277)	(1,528)	(1,393)	(5,235)
		UNSECURED TERM LOAN	0	(1,977)	(5,952)	(1,387)	(1,647)	(1,552)	(1,506)	(6,092)	(1,616)	(1,866)	(56)	0	(3,538)
		333 & 555 NORTH POINT CENTER	(2,121)	(2,072)	(2,020)	(496)	(494)	(490)	(486)	(1,966)	(482)	(479)	(475)	(470)	(1,906)
		MERIDIAN MARK PLAZA	(1,991)	(1,959)	(1,923)	(475)	(473)	(470)	(468)	(1,886)	(465)	(462)	(425)	(411)	(1,763)
		LAKESHORE PARK PLAZA	(631)	(612)	(788)	(285)	(284)	(282)	(281)	(1,132)	(280)	(278)	(278)	(276)	(1,112)
		THE POINTS AT WATERVIEW	(1,051)	(1,070)	(1,029)	(254)	(252)	(251)	(250)	(1,007)	(248)	(247)	(245)	(243)	(983)
		600 UNIVERSITY PARK	(995)	(983)	(966)	(239)	(238)	(237)	(236)	(950)	(235)	(234)	(232)	(232)	(933)
		100 NORTH POINT CENTER EAST	(932)	(780)	(681)	(170)	(170)	(170)	(171)	(681)	(170)	(170)	(170)	(169)	(679)
		200 NORTH POINT CENTER EAST	(826)	(736)	(680)	(170)	(170)	(170)	(171)	(681)	(170)	(170)	(170)	(169)	(679)
		OTHER	(12,270)	(5,263)	(5,667)	(1,356)	(379)	(99)	(111)	(1,945)	(61)	(61)	(58)	(55)	(235)
		CAPITALIZED	20,553	23,343	14,894	1,826	1,255	599	56	3,736	0	0	0	0	0

		SUBTOTAL — CONSOLIDATED	(11,119)	(8,816)	(33,151)	(10,430)	(10,560)	(10,793)	(9,610)	(41,393)	(9,781)	(10,286)	(8,702)	(8,411)	(37,180)

(G	)	JOINT VENTURE DEBT (1):
		EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,579)	(1,554)	(1,529)	(378)	(376)	(374)	(373)	(1,501)	(371)	(369)	(367)	(365)	(1,472)
		THE AVENUE MURFREESBORO	0	(442)	(1,442)	(224)	(216)	(220)	(201)	(861)	(197)	(251)	(489)	(472)	(1,409)
		TEN PEACHTREE PLACE	(806)	(794)	(781)	(193)	(192)	(191)	(190)	(766)	(189)	(189)	(188)	(186)	(752)
		THE AVENUE EAST COBB	(634)	(350)	(345)	(85)	(85)	(85)	(84)	(339)	(84)	(83)	(57)	(22)	(246)
		MSREF/TERMINUS 200	0	0	0	0	0	0	0	0	0	(3)	(34)	(118)	(155)
		TEMCO ASSOCIATES	(146)	(139)	(132)	(32)	(32)	(28)	(30)	(122)	(26)	(27)	(27)	(29)	(109)
		CL REALTY	0	(99)	(246)	(82)	(71)	(31)	(31)	(215)	(32)	(25)	(25)	(27)	(109)
		OTHER	(369)	0	(92)	(51)	(51)	(28)	0	(130)	0	0	0	0	0

		SUBTOTAL — JOINT VENTURE	(3,534)	(3,378)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)	(899)	(947)	(1,187)	(1,219)	(4,252)

		TOTAL INTEREST EXPENSE	(14,653)	(12,194)	(37,718)	(11,475)	(11,583)	(11,751)	(10,519)	(45,328)	(10,680)	(11,233)	(9,889)	(9,630)	(41,432)

		OTHER EXPENSES — CONTINUING OPERATIONS — CONSOLIDATED:
		PROPERTY TAXES & OTHER HOLDING COSTS	(524)	(579)	(1,482)	(681)	(1,095)	(1,634)	(1,420)	(4,830)	(825)	(1,029)	(860)	(732)	(3,446)
		PREDEVELOPMENT & OTHER	(2,287)	(2,689)	(4,567)	(865)	(3,337)	(89)	(4,022)	(8,313)	(503)	(2,168)	(104)	1,051	(1,724)
		NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS (MINORITY INTEREST)	(4,130)	(1,656)	(2,378)	(412)	(698)	(531)	(611)	(2,252)	(526)	(584)	(696)	(734)	(2,540)
		IMPAIRMENT LOSS — CONSOLIDATED	0	0	(2,100)	0	(36,500)	(4,012)	0	(40,512)	0	(586)	0	(1,968)	(2,554)
		IMPAIRMENT LOSS — JOINT VENTURE INVESTMENTS	0	0	0	0	(28,130)	(22,928)	0	(51,058)	0	0	0	0	0

		TOTAL OTHER EXPENSES	(6,941)	(4,924)	(10,527)	(1,958)	(69,760)	(29,194)	(6,053)	(106,965)	(1,854)	(4,367)	(1,660)	(2,383)	(10,264)

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
(G	)	OTHER EXPENSES — JOINT VENTURES (1):
		IMPAIRMENT LOSS	0	0	(347)	0	(2,619)	(21,563)	0	(24,182)	0	0	0	(3,746)	(3,746)
		OTHER INCOME (EXPENSE), NET	(248)	(1,252)	372	(172)	(589)	(343)	(175)	(1,279)	392	223	42	256	913

		TOTAL OTHER EXPENSES — JOINT VENTURES	(248)	(1,252)	25	(172)	(3,208)	(21,906)	(175)	(25,461)	392	223	42	(3,490)	(2,833)

		INCOME TAX (PROVISION)/BENEFIT:
		BENEFIT (PROVISION) FROM CONTINUING OPERATIONS	(4,193)	4,423	8,770	3,941	(11,293)	(54)	3,065	(4,341)	1,146	(14)	(25)	(28)	1,079
(D	)	DISCONTINUED OPERATIONS (1)	(2)	0	0	0	0	0	0	0	0	0	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(4,195)	4,423	8,770	3,941	(11,293)	(54)	3,065	(4,341)	1,146	(14)	(25)	(28)	1,079

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
		CONSOLIDATED	(2,840)	(2,752)	(3,710)	(964)	(934)	(829)	(639)	(3,366)	(567)	(462)	(441)	(414)	(1,884)
(D	)	DISCONTINUED OPERATIONS (1)	(71)	(41)	(33)	(4)	(4)	(4)	(4)	(16)	(4)	(1)	0	0	(5)
(G	)	JOINT VENTURES (1)	(12)	(5)	(79)	(10)	(14)	(10)	(12)	(46)	(6)	(5)	(6)	(5)	(22)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,923)	(2,798)	(3,822)	(978)	(952)	(843)	(655)	(3,428)	(577)	(468)	(447)	(419)	(1,911)

		PREFERRED STOCK DIVIDENDS	(15,250)	(15,250)	(14,957)	(3,227)	(3,227)	(3,228)	(3,225)	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)

		FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF CERTAIN DEBT	74,469	48,438	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980	7,895	886	10,020	32,781

		LOSS ON EXTINGUISHMENT OF DEBT ASSOCIATED WITH PROPERTY SALES	(18,207)	0	0	0	0	0	0	0	0	0	0	0	0

		FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	56,262	48,438	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980	7,895	886	10,020	32,781

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	3,012	5,535	10,799	167,434	801	406	(4)	168,637	756	1,061	58	63	1,938
(E	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES (1)	(14,348)	(13,161)	(10,611)	(209)	(746)	(349)	61	(1,243)	(697)	(1,002)	1	1	(1,697)
		DISCONTINUED OPERATIONS	86,495	18,095	2,472	0	146	7	(6)	147	0	0	6,572	654	7,226
(G	)	JOINT VENTURES (1)	135,618	1,186	0	28	(16)	0	0	12	0	0	0	0	0

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	210,777	11,655	2,660	167,253	185	64	51	167,553	59	59	6,631	718	7,467

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
		CONSOLIDATED	(26,282)	(34,635)	(46,561)	(11,427)	(13,839)	(12,435)	(12,283)	(49,984)	(12,724)	(13,880)	(13,536)	(17,087)	(57,227)
(D	)	DISCONTINUED OPERATIONS (1)	(14,497)	(3,214)	(3,107)	(661)	(604)	(600)	(602)	(2,467)	(600)	(221)	(19)	0	(840)
(G	)	JOINT VENTURES (1)	(8,819)	(4,571)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)	(2,288)	(2,448)	(2,344)	(2,581)	(9,661)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(49,598)	(42,420)	(56,084)	(14,236)	(16,603)	(15,217)	(15,149)	(61,205)	(15,612)	(16,549)	(15,899)	(19,668)	(67,728)

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	217,441	17,673	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388	(1,573)	(8,595)	(8,382)	(8,930)	(27,480)

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except percentages)

JOINT VENTURES (4)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
COUSINS’ SHARE OF CP VENTURE TWO LLC:
OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RETAIL PORTFOLIO	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
PRESBYTERIAN MEDICAL PLAZA	106	116	87	18	15	20	15	68	16	12	19	15	62
OTHER	157	(1)	0	(5)	0	0	0	(5)	0	0	0	0	0

SUBTOTAL OFFICE	263	115	87	13	15	20	15	63	16	12	19	15	62

RETAIL:
GREENBRIER MARKETCENTER	534	511	532	140	131	130	142	543	142	136	138	135	551
NORTH POINT MARKETCENTER	668	613	588	140	166	58	83	447	105	133	129	146	513
LOS ALTOS MARKETCENTER	358	345	303	63	53	49	40	205	56	40	52	72	220
MANSELL CROSSING II	153	72	(6)	0	0	0	0	0	0	0	0	0	0

SUBTOTAL RETAIL	1,713	1,541	1,417	343	350	237	265	1,195	303	309	319	353	1,284

TOTAL REVENUES LESS OPERATING EXPENSES	1,976	1,656	1,504	356	365	257	280	1,258	319	321	338	368	1,346
INTEREST EXPENSE	(231)	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	(20)	(2)	0	0	(2)	38	4	40	20	5	0	0	25
FUNDS FROM OPERATIONS	1,725	1,654	1,504	356	363	295	284	1,298	339	326	338	368	1,371
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(670)	(477)	(549)	(107)	(109)	(106)	(106)	(428)	(105)	(115)	(114)	(116)	(450)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	736	1,224	0	12	0		0	12	0	0	0	0	0

NET INCOME	1,791	2,401	955	261	254	189	178	882	234	211	224	252	921

COUSINS’ SHARE OF CP VENTURE FIVE:	40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	1,382	723	710	176	168	176	141	661	154	161	167	152	634
THE AVENUE VIERA	947	620	625	155	148	148	127	578	153	131	131	116	531
THE AVENUE WEST COBB	1,132	685	586	133	123	109	132	497	130	105	125	133	493
THE AVENUE PEACHTREE CITY	843	491	458	117	110	109	118	454	117	106	118	96	437
VIERA MARKETCENTER	198	208	197	52	54	52	47	205	48	50	51	52	201

TOTAL REVENUES LESS OPERATING EXPENSES	4,502	2,727	2,576	633	603	594	565	2,395	602	553	592	549	2,296
INTEREST EXPENSE	(634)	(350)	(345)	(85)	(85)	(85)	(84)	(339)	(84)	(83)	(57)	(22)	(246)
OTHER, NET	(19)	76	23	0	0	6	29	35	7	(1)	21	0	27

FUNDS FROM OPERATIONS	3,849	2,453	2,254	548	518	516	510	2,092	525	469	556	527	2,077
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,018)	(1,205)	(1,203)	(271)	(207)	(238)	(234)	(950)	(236)	(267)	(208)	(332)	(1,043)

NET INCOME	1,831	1,248	1,051	277	311	278	276	1,142	289	202	348	195	1,034

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,239	2,020	2,099	526	541	561	557	2,185	571	583	582	578	2,314
INTEREST EXPENSE	(806)	(794)	(781)	(193)	(192)	(191)	(190)	(766)	(189)	(189)	(188)	(186)	(752)

FUNDS FROM OPERATIONS	1,433	1,226	1,318	333	349	369	367	1,418	382	394	394	392	1,562
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,060)	(1,052)	(1,044)	(260)	(261)	(260)	(262)	(1,043)	(264)	(264)	(264)	(264)	(1,056)

NET INCOME	373	174	274	73	88	109	105	375	118	130	130	128	506

COUSINS’ SHARE OF GATEWAY VILLAGE (5):
FUNDS FROM OPERATIONS — PREFERRED RETURN	1,208	1,208	1,208	302	302	302	302	1,208	302	302	302	302	1,208
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(32)	(32)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(8)	(8)	(32)

NET INCOME	1,176	1,176	1,176	294	294	294	294	1,176	294	294	294	294	1,176

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except percentages)

JOINT VENTURES (4)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
COUSINS’ SHARE OF CRAWFORD LONG — CPI:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,586	3,601	3,623	909	930	902	875	3,616	894	904	963	918	3,679
OTHER, NET	0	0	0	0	0	1	0	1	0	0	0	0	0
INTEREST EXPENSE	(1,579)	(1,554)	(1,529)	(378)	(376)	(374)	(373)	(1,501)	(371)	(369)	(367)	(365)	(1,472)

FUNDS FROM OPERATIONS	2,007	2,047	2,094	531	554	528	502	2,115	523	535	596	553	2,207
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,468)	(1,352)	(1,287)	(312)	(307)	(303)	(304)	(1,226)	(300)	(342)	(297)	(299)	(1,238)

NET INCOME	539	695	807	219	247	226	198	890	223	193	299	254	969

COUSINS’ SHARE OF AVENUE MURFREESBORO:		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	554	3,413	937	948	1,011	1,099	3,995	1,071	1,117	1,082	1,135	4,405
OUTPARCEL SALES NET OF COST OF SALES	0	0	0	0	0	0	0	0	86	0	(4)	0	82
OTHER, NET	0	0	27	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	(442)	(1,442)	(224)	(216)	(220)	(201)	(861)	(197)	(251)	(489)	(472)	(1,409)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(4)	(16)	(5)	(5)	(5)	(5)	(20)	(5)	(5)	(6)	(5)	(21)

FUNDS FROM OPERATIONS	0	108	1,982	708	727	786	893	3,114	955	861	583	658	3,057
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(310)	(1,946)	(618)	(638)	(637)	(682)	(2,575)	(689)	(726)	(672)	(690)	(2,777)

NET INCOME (LOSS)	0	(202)	36	90	89	149	211	539	266	135	(89)	(32)	280

COUSINS’ SHARE OF PALISADES WEST LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215	1,240	1,223	1,334	5,012

FUNDS FROM OPERATIONS	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215	1,240	1,223	1,334	5,012
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(170)	(532)	(586)	(610)	(652)	(2,380)	(670)	(678)	(679)	(720)	(2,747)

NET INCOME (LOSS)	(11)	127	257	640	690	677	581	2,588	545	562	544	614	2,265

COUSINS’ SHARE OF MSREF/TERMINUS 200 LLC:										20%	20%	20%	20%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	(60)	50	29	19
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(3)	(34)	(118)	(155)

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	(63)	16	(89)	(136)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	(33)	(87)	(137)	(257)

NET INCOME (LOSS)	0	0	0	0	0	0	0	0	0	(96)	(71)	(226)	(393)

COUSINS’ SHARE OF TERMINUS 200 LLC:		50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	115	21	17	20	0	58	0	0	0	0	0
OTHER, NET	0	(193)	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	(20,932)	0	(20,932)	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(193)	115	21	17	(20,912)	0	(20,874)	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(121)	(30)	(30)	(20)	0	(80)	0	0	0	0	0

NET INCOME (LOSS)	0	(193)	(6)	(9)	(13)	(20,932)	0	(20,954)	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC:	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	10,172	(3,327)	2,144	0	0	0	59	59	123	0	(3)	3	123
OTHER, NET	171	3,142	(252)	(1)	2	0	55	56	(6)	45	168	143	350

FUNDS FROM OPERATIONS & NET INCOME (LOSS)	10,343	(185)	1,892	(1)	2	0	114	115	117	45	165	146	473

COUSINS’ SHARE OF OTHER:
REVENUES LESS OPERATING EXPENSES	11,344	(65)	(86)	(18)	(4)	(19)	(7)	(48)	(22)	6	(18)	(18)	(52)
INTEREST EXPENSE	0	0	0	(28)	(28)	(28)	0	(84)	0	0	0	0	0
OTHER, NET	(42)	(42)	(74)	(26)	(25)	(82)	4	(129)	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	11,290	(107)	(160)	(72)	(57)	(129)	(3)	(261)	(22)	6	(18)	(18)	(52)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,458)	(19)	(19)	(5)	(5)	(5)	(5)	(20)	(5)	(4)	(4)	(4)	(17)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	134,882	(41)	0	16	(16)	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	142,714	(167)	(179)	(61)	(78)	(135)	(8)	(282)	(27)	2	(22)	(22)	(69)

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except percentages)

JOINT VENTURES (4)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
COUSINS’ SHARE OF TEMCO ASSOCIATES:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	7,523	697	1,037	0	0	4	0	4	0	(3)	0	0	(3)
INTEREST EXPENSE	(146)	(139)	(132)	(32)	(32)	(28)	(30)	(122)	(26)	(27)	(27)	(29)	(109)
OTHER, NET	125	(274)	(234)	(168)	(212)	(73)	(109)	(562)	641	(156)	(154)	(70)	261
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(63)	(5)	(9)	(5)	(7)	(26)	(1)	0	0	0	(1)
IMPAIRMENT LOSS	0	0	(22)	0	0	(631)	0	(631)	0	0	0	0	0

FUNDS FROM OPERATIONS	7,502	284	586	(205)	(253)	(734)	(146)	(1,338)	614	(186)	(181)	(99)	148
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(114)	(123)	(45)	(5)	(9)	5	(11)	(20)	(11)	(11)	(11)	(11)	(44)

NET INCOME (LOSS)	7,388	161	541	(210)	(262)	(728)	(157)	(1,357)	603	(197)	(192)	(110)	104

COUSINS’ SHARE OF CL REALTY, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	6,629	1,736	2,795	335	178	228	192	933	546	514	319	3,814	5,193
INTEREST EXPENSE	0	(99)	(246)	(82)	(71)	(31)	(31)	(215)	(32)	(25)	(25)	(27)	(109)
OTHER, NET	(137)	(638)	658	29	(343)	(233)	(103)	(650)	(276)	398	242	324	688
IMPAIRMENT LOSS	0	0	(325)	0	(2,619)	0	0	(2,619)	0	0	0	(2,229)	(2,229)

FUNDS FROM OPERATIONS	6,492	999	2,882	282	(2,855)	(37)	58	(2,552)	238	887	536	1,882	3,543

NET INCOME (LOSS)	6,492	999	2,882	282	(2,855)	(37)	58	(2,552)	238	887	536	1,882	3,543

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	739	41	155	(5)	32	(17)	(152)	(142)	20	49	80	140	289
OTHER, NET	0	0	(1)	0	0	0	0	0	0	(23)	(67)	2	(88)
IMPAIRMENT LOSS	0	0	0	0	0	0	0	0	0	0	0	(1,517)	(1,517)

FUNDS FROM OPERATIONS	739	41	154	(5)	32	(17)	(152)	(142)	20	26	13	(1,375)	(1,316)

NET INCOME (LOSS)	739	41	154	(5)	32	(17)	(152)	(142)	20	26	13	(1,375)	(1,316)

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	(138)	0	(92)	(23)	(23)	0	0	(46)	0	0	0	0	0
OTHER, NET	(155)	(175)	(27)	(7)	(7)	0	0	(14)	0	0	0	0	0

FUNDS FROM OPERATIONS	(293)	(175)	(119)	(30)	(30)	0	0	(60)	0	0	0	0	0

NET INCOME (LOSS)	(293)	(175)	(119)	(30)	(30)	0	0	(60)	0	0	0	0	0

NOTES:

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	The Company has excluded 2nd Generation TI and Leasing Costs and building capex associated with 191 Peachtree because this building was acquired for redevelopment.

(3)	Cousins Properties Services is the Company’s third-party management business which provides management, leasing and development of commercial office properties for third-party owners. Amounts for Cousins Properties Services do not include management, leasing and development services for the Company’s joint venture properties or development fees associated with various other unrelated third parties.

(4)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(5)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of December 31, 2010

						Percent Leased
						(Fully Executed)		Economic Occupancy (a)
					Company’s	Prior	Current	Prior	Current
		Metropolitan		Rentable	Ownership	Quarter	Quarter	Quarter	Quarter
	Property Description	Area	State	Square Feet	Interest	End	End	End	End

I.	OFFICE OPERATING PROPERTIES
	191 Peachtree Tower	Atlanta	Georgia	1,219,000	100.00%	80%	79%	76%	74%
	Gateway Village (b)	Charlotte	North Carolina	1,065,000	50.00%	100%	100%	100%	100%
	The American Cancer Society Center	Atlanta	Georgia	996,000	100.00%	95%	95%	85%	86%
	Terminus 100	Atlanta	Georgia	656,000	100.00%	93%	95%	93%	93%
	Terminus 200 (b)	Atlanta	Georgia	566,000	20.00%	62%	67%	17%	22%
	One Georgia Center (b)	Atlanta	Georgia	376,000	88.50%	96%	96%	96%	96%
	Emory University Hospital Midtown Medical Office Tower	Atlanta	Georgia	358,000	50.00%	100%	100%	98%	97%
	Ten Peachtree Place (b)	Atlanta	Georgia	260,000	50.00%	94%	94%	94%	94%
	Palisades West Building 1	Austin	Texas	216,000	50.00%	100%	100%	100%	100%
	The Points at Waterview	Dallas	Texas	203,000	100.00%	87%	88%	87%	87%
	Lakeshore Park Plaza (c)	Birmingham	Alabama	197,000	100.00%	96%	94%	96%	94%
	Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	97%	97%	97%	91%
	Palisades West Building 2	Austin	Texas	157,000	50.00%	93%	93%	31%	93%
	555 North Point Center East	Atlanta	Georgia	152,000	100.00%	98%	98%	96%	98%
	333 North Point Center East	Atlanta	Georgia	130,000	100.00%	95%	98%	95%	98%
	200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%	100%	100%
	100 North Point Center East	Atlanta	Georgia	128,000	100.00%	96%	94%	96%	94%
	600 University Park Place (c)	Birmingham	Alabama	123,000	100.00%	98%	86%	97%	85%
	Galleria 75	Atlanta	Georgia	111,000	100.00%	74%	67%	74%	67%
	Cosmopolitan Center	Atlanta	Georgia	84,000	100.00%	93%	93%	93%	93%
	Presbyterian Medical Plaza	Charlotte	North Carolina	69,000	11.50%	78%	78%	78%	78%
	Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%	100%	100%

	TOTAL OFFICE OPERATING PROPERTIES			7,407,000			91%		87%

II.	RETAIL OPERATING PROPERTIES
	The Avenue Murfreesboro	Nashville	Tennessee	751,000	50.00%	85%	86%	84%	86%
	The Avenue Carriage Crossing (c)	Memphis	Tennessee	511,000	100.00%	90%	88%	90%	88%
	The Avenue Forsyth (b)	Atlanta	Georgia	472,000	88.50%	78%	81%	74%	72%
	North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	99%	99%	98%	97%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	100%	100%	100%	100%
	The Avenue Viera	Viera	Florida	332,000	11.50%	91%	93%	88%	92%
	The Avenue Webb Gin	Atlanta	Georgia	322,000	100.00%	88%	88%	80%	86%
	The Avenue West Cobb	Atlanta	Georgia	255,000	11.50%	98%	95%	96%	95%
	Tiffany Springs MarketCenter (b)	Kansas City	Missouri	238,000	88.50%	80%	82%	80%	80%
	The Avenue East Cobb	Atlanta	Georgia	230,000	11.50%	95%	98%	95%	95%
	The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	91%	89%	91%	89%
	Viera MarketCenter	Viera	Florida	178,000	11.50%	99%	96%	99%	96%
	Los Altos MarketCenter	Long Beach	California	157,000	10.32%	100%	100%	75%	100%
	Highland City Town Center (b)(d)	Lakeland	Florida	96,000	50.50%	N/A	87%	N/A	87%
	Mt. Juliet Village (b)(d)	Nashville	Tennessee	91,000	50.50%	N/A	77%	N/A	77%
	Creek Plantation Village (b)(d)	Chattanooga	Tennessee	78,000	50.50%	N/A	91%	N/A	91%
	The Shops of Lee Village (b)(d)	Nashville	Tennessee	74,000	50.50%	N/A	83%	N/A	83%

	TOTAL RETAIL OPERATING PROPERTIES			4,745,000			86%		83%

III.	INDUSTRIAL OPERATING PROPERTIES
	King Mill Distribution Park — Building 3 (b)	Atlanta	Georgia	796,000	75.00%	100%	100%	100%	100%
	Lakeside Ranch Business Park — Building 20 (c)	Dallas	Texas	749,000	100.00%	77%	91%	77%	77%
	Jefferson Mill Business Park — Building A (b)(e)	Atlanta	Georgia	459,000	75.00%	100%	100%	100%	100%

	TOTAL INDUSTRIAL OPERATING PROPERTIES			2,004,000			96%		90%

	TOTAL OPERATING PORTFOLIO			14,156,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of December 31, 2010

		Company	Weighted
		Share of	Portfolio
	Rentable	Rentable	Ownership	Percent Leased -
	Square Feet	Square Feet	%	Fully Executed
SUMMARY BY TYPE
Office	7,407,000	5,819,000	60%	91%
Retail	4,745,000	2,240,000	23%	86%
Industrial	2,004,000	1,690,000	17%	96%

TOTAL	14,156,000	9,749,000	100%

SUMMARY BY STATE
Georgia	8,495,000	6,370,000	65%	91%
Texas	1,325,000	1,138,000	12%	91%
Tennessee	1,505,000	1,008,000	10%	87%
North Carolina	1,134,000	540,000	6%	100%
Alabama	320,000	320,000	3%	91%
Missouri	238,000	211,000	2%	82%
Florida	606,000	107,000	1%	91%
Virginia	376,000	39,000	1%	100%
California	157,000	16,000	0%	100%

	14,156,000	9,749,000	100%

(a)	Economic Occupancy represents the percentage of a property’s square footage where rental revenue is being recognized. It excludes leases that are executed but whose term has not commenced.

(b)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(c)	These properties are shown as 100% owned by the Company; however, they are owned in a joint venture with a third party who may receive a participation in operations and/or on sale of the property depending upon achievement of certain thresholds.

(d)	These properties were purchased on December 31, 2010.

(e)	Subsequent to December 31, 2010, the Company entered into a contract to sell this property.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Fourth Quarter 2010 vs			Twelve Months
	Third Quarter 2010			2010 vs 2009
	Office	Retail	Total	Office	Retail	Total

Rental Property Revenues (1) less Operating Expenses	6.3%	-0.7%	3.3%	4.9%	2.0%	3.7%

Cash Basis Rental Property Revenues (2) less Operating Expenses	6.4%	-2.2%	2.6%	6.3%	3.0%	4.9%

Properties included in the Same Property portfolio (3)	Office

	191 Peachtree Tower	333 Northpoint Center East
	Gateway Village	200 Northpoint Center East
	The American Cancer Society Center	100 Northpoint Center East
	Terminus 100	600 University Park Place
	One Georgia Center	Galleria 75
	Emory University Hospital Midtown Medical Office Tower	Cosmopolitan Center
	Ten Peachtree Place	Presbyterian Medical Plaza
	The Points at Waterview	Inhibitex
	Lakeshore Park Plaza	Palisades West Building 1 (4Q to 3Q only)
	Meridian Mark Plaza	Palisades West Building 2 (4Q to 3Q only)
555 Northpoint Center East

Retail

	The Avenue Murfreesboro	The Avenue East Cobb
	The Avenue Carriage Crossing	The Avenue Peachtree City
	North Point MarketCenter	Viera MarketCenter
	Greenbrier MarketCenter	Los Altos MarketCenter
	The Avenue Viera	The Avenue Forsyth (4Q to 3Q only)
	The Avenue Webb Gin	Tiffany Springs MarketCenter (4Q to 3Q only)
The Avenue West Cobb

(1)	Rental Property Revenues includes rental property revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(3)	Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2010
OFFICE
As of December 31, 2010, the Company’s office portfolio included 22 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately seven years as of December 31, 2010. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2020 &
	2011	2012	2013	2014	2015	2016	2017	2018	2019	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring	453,048	177,108	537,534	256,485	405,130	703,723	459,908	271,199	514,932	1,518,406	5,297,473
% of Leased Space	9%	3%	10%	5%	7%	13%	9%	5%	10%	29%	100.00%
Annual Contractual Rent (000’s) (1)	$5,373	$2,577	$8,834	$4,448	$7,099	$12,754	$10,638	$6,902	$9,279	$31,551	$99,455
Annual Contractual Rent/Sq. Ft. (1)	$11.86	$14.55	$16.44	$17.34	$17.52	$18.12	$23.13	$25.45	$18.02	$20.78	$18.77

Wholly Owned:
Square Feet Expiring	440,657	134,417	380,864	218,625	381,301	149,211	372,892	208,212	235,344	1,358,798	3,880,321 (2)
% of Leased Space	11%	3%	10%	6%	10%	4%	10%	5%	6%	35%	100%
Annual Contractual Rent (000’s) (1)	$5,186	$1,788	$5,930	$3,579	$6,768	$2,433	$8,454	$5,455	$5,962	$26,671	$72,226
Annual Contractual Rent/Sq. Ft. (1)	$11.77	$13.30	$15.57	$16.37	$17.75	$16.30	$22.67	$26.20	$25.33	$19.63	$18.61

Joint Venture:
Square Feet Expiring	26,743	106,398	295,713	101,506	34,534	1,127,710	176,043	124,146	365,109	465,197	2,823,099 (3)
% of Leased Space	1%	4%	10%	4%	1%	40%	6%	4%	13%	17%	100%
Annual Contractual Rent (000’s) (1)	$416	$2,071	$5,635	$2,486	$538	$21,143	$4,422	$2,874	$4,865	$13,764	$58,214
Annual Contractual Rent/Sq. Ft. (1)	$15.55	$19.46	$19.06	$24.49	$15.57	$18.75	$25.12	$23.15	$13.33	$29.59	$20.62

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of December 31, 2010 out of approximately 4,340,000 total rentable square feet.

(3)	Rentable square feet leased as of December 31, 2010 out of approximately 3,067,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2010
RETAIL
As of December 31, 2010, the Company’s retail portfolio included 17 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of December 31, 2010. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2020 &
	2011	2012	2013	2014	2015	2016	2017	2018	2019	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	89,204	56,908	68,521	94,888	107,460	266,721	131,276	319,192	293,968	504,713	1,932,851
% of Leased Space	5%	2%	3%	5%	6%	14%	7%	17%	15%	26%	100%
Annual Contractual Rent (000’s) (2)	$1,429	$1,086	$1,670	$1,900	$2,491	$6,089	$3,311	$7,240	$6,196	$5,788	$37,200
Annual Contractual Rent/Sq. Ft. (2)	$16.02	$19.09	$24.37	$20.02	$23.18	$22.83	$25.22	$22.68	$21.08	$11.47	$19.25

Wholly Owned:
Square Feet Expiring (1)	43,526	28,776	14,546	41,036	40,029	181,980	71,602	48,183	60,816	202,051	732,545 (3)
% of Leased Space	6%	4%	2%	5%	5%	25%	10%	7%	8%	28%	100%
Annual Contractual Rent (000’s) (2)	$786	$503	$373	$742	$1,138	$4,640	$2,068	$1,213	$824	$1,307	$13,594
Annual Contractual Rent/Sq. Ft. (2)	$18.05	$17.48	$25.67	$18.09	$28.42	$25.50	$28.88	$25.17	$13.55	$6.47	$18.56

Joint Venture:
Square Feet Expiring (1)	233,472	232,278	197,034	228,014	375,664	372,872	302,033	473,851	318,264	811,907	3,545,389 (4)
% of Leased Space	7%	6%	5%	6%	11%	11%	9%	13%	9%	23%	100%
Annual Contractual Rent (000’s) (2)	$3,506	$4,753	$4,927	$4,822	$7,444	$6,489	$6,096	$10,265	$7,609	$10,548	$66,459
Annual Contractual Rent/Sq. Ft. (2)	$15.02	$20.46	$25.01	$21.15	$19.81	$17.40	$20.18	$21.66	$23.91	$12.99	$18.75

(1)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of December 31, 2010 out of approximately 833,000 total gross leasable area.

(4)	Gross leasable area leased as of December 31, 2010 out of approximately 3,912,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2010
INDUSTRIAL
As of December 31, 2010, the Company’s industrial portfolio included three buildings. The weighted average remaining lease term of these properties was approximately nine years as of December 31, 2010. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2020 &
	2011	2012	2013	2014	2015	2016	2017	2018	2019	Thereafter	Total
Company’s % share of Joint Venture Properties:
Square Feet Expiring	89,288	—	—	—	731,240	—	457,681	—	—	344,351	1,622,560	(2)
% of Leased Space	6%	0%	0%	0%	45%	0%	28%	0%	0%	21%	100%
Annual Contractual Rent (000’s) (1)	$223	$—	$—	$—	$2,186	$—	$1,602	$—	$—	$1,616	$5,627
Annual Contractual Rent/Sq. Ft. (1)	$2.50	$—	$—	$—	$2.99	$—	$3.50	$—	$—	$4.69	$3.47

Joint Venture:
Square Feet Expiring	119,050	—	—	—	900,590	—	457,681	—	—	459,134	1,936,455	(3)
% of Leased Space	6%	0%	0%	0%	46%	0%	24%	0%	0%	24%	100%
Annual Contractual Rent (000’s) (1)	$298	$—	$—	$—	$2,676	$—	$1,602	$—	$—	$2,154	$6,730
Annual Contractual Rent/Sq. Ft. (1)	$2.50	$—	$—	$—	$2.97	$—	$3.50	$—	$—	$4.69	$3.48

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Subsequent to December 31, 2010, the Company entered into a contract to sell Jefferson Mill Building A.

(3)	Rentable square feet leased as of December 31, 2010 out of approximately 2,004,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET OF TOTAL PORTFOLIO
As of December 31, 2010

			Percentage of Total
			Portfolio at the Company’s	Average Remaining
	Tenant (1)	Product Type	Share (2)	Lease Term (Years)

1.	Briggs & Stratton Corporation	Industrial	6.1%	3.7
2.	Bank of America	Office	5.8%	5.8
3.	HD Supply	Industrial	4.7%	6.4
4.	SYX Distribution	Industrial	3.5%	19.6
5.	Deloitte & Touche	Office	3.2%	13.4
6.	American Cancer Society	Office	2.8%	11.5
7.	Georgia Department of Transportation	Office	2.7%	8.6
8.	Owens & Minor Distribution, Inc.	Industrial	2.3%	4.9
9.	US South Communications	Office	2.2%	9.3
10.	MedAssets Net Revenue Systems, LLC	Office	1.2%	4.2
11.	Internap Network Services	Office	1.2%	9.3
12.	AGL Services Company	Office	1.2%	2.3
13.	Dimensional Fund Advisors	Office	1.1%	12.8
14.	Publix Super Markets, Inc.	Retail	1.0%	17.7
15.	Bombardier Aerospace Corporation	Office	1.0%	2.2
16.	Georgia Lottery Corporation	Office	1.0%	12.5
17.	Barnes & Noble	Retail	1.0%	6.7
18.	Turner Broadcasting System, Inc.	Office	0.9%	0.4
19.	Morgan Stanley	Office	0.9%	6.5
20.	CB Richard Ellis	Office	0.9%	8.5
21.	Emory University	Office	0.8%	6.0
22.	Wells Fargo Bank, N.A.	Office	0.8%	5.2
23.	The Gap Inc.	Retail	0.7%	3.3
24.	Premiere Global Services, Inc.	Office	0.7%	7.7
25.	Limited Brands	Retail	0.7%	6.3

	Total leased square feet of Top 25 Largest Tenants		48.4%	8.1

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of all office, retail and industrial properties.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of December 31, 2010

		Company’s		Developable		Cost
		Ownership		Land Area	Year	Basis
Description and Location	Zoned Use	Interest		(Acres)	Acquired	($000) (1)

COMMERCIAL INVESTMENTS

Round Rock Land
Austin, TX	Retail and Commercial	100%		60	2005	$17,115	(2)

Terminus
Atlanta, GA	Mixed Use	100%		4	2005	12,651	(2)

615 Peachtree Street
Atlanta, GA	Mixed Use	100%		2	1996	12,492	(2)

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%		36	1971-1989	10,593

Land Adjacent to The Avenue Forsyth
Suburban Atlanta, GA	Retail	94	%(3)	15	2007	10,442	(2)

King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100%		86	2005	10,089	(2)

Lakeside Ranch Business Park
Dallas, TX	Industrial and Commercial	100	%(4)	51	2006	9,821	(2)

Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100%		117	2006	9,196	(2)

549 / 555 / 557 Peachtree Street
Atlanta, GA	Mixed Use	100%		1	2004 / 2009	8,794	(2)

North Point
Suburban Atlanta, GA	Mixed Use	100%		42	1970-1985	6,519	(2)

Research Park V
Austin, TX	Commercial	100%		6	1998	4,963	(2)

Lancaster
Dallas, TX	Industrial	100	%(4)	47	2007	4,844	(2)

Land Adjacent to The Avenue Murfreesboro
Suburban Nashville, TN	Retail	50%		6	2006	2,050

Land Adjacent to The Avenue Carriage Crossing
Suburban Memphis, TN	Retail	100	%(4)	2	2004	1,969	(2)

Wildwood Office Park
Suburban Atlanta, GA	Mixed Use	100%		23	1971-1989	1,014	(2)

Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Retail	100%		2	2005	946	(2)

Land Adjacent to Highland City Town Center
Lakeland, FL	Mixed Use	51	%(4)	56	2010	2,756

Land Adjacent to The Shops of Lee Village
Suburban Nashville, TN	Retail	51	%(4)	6	2010	982

TOTAL COMMERCIAL INVESTMENTS				562		127,236

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of December 31, 2010

		Company’s		Developable		Cost
		Ownership		Land Area	Year	Basis
Description and Location	Zoned Use	Interest		(Acres)	Acquired	($000) (1)

RESIDENTIAL INVESTMENTS

Blalock Lakes
Suburban Atlanta, GA	Residential	100%		1,205	2008	$9,650	(2)

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%		5,731	2005	7,423

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%		15	2005	3,773

Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50	%(4)	1,187	2004	3,374	(2)

Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%		71	2002	—	(5)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%		105	2002	—	(5)

Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%		112	2002-2005	—	(5)

Waterford Park
Rosenberg, TX	Commercial	50%		90	2005	—	(5)

Village Park
McKinney, TX	Residential	50%		2	2003-2005	—	(5)

TOTAL RESIDENTIAL INVESTMENTS				8,518		24,220

TOTAL LAND HELD				9,080		$151,456

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the Company’s share of the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(2)	The cost basis of these consolidated properties aggregates to $123,879,000, as reflected on the Condensed Consolidated Balance Sheet.

(3)	Ownership percentage reflects blended ownership. A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(4)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(5)	These residential communities have adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The cost basis of these tracts and the lot inventory are included on the Inventory of Residential Lots schedule.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of December 31, 2010

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)

Cousins Real Estate Corporation (Consolidated)
The Lakes at Cedar Grove	2001	20	906	48	25	25	727	179	$4,651
Fulton County
Suburban Atlanta, GA
Callaway Gardens (50% owned) (4) (5)	2006	10	559	101	2	10	30	529	15,600
Harris County
Pine Mountain, GA
Blalock Lakes (5)	2006	14	154	86	—	1	19	135	39,647
Coweta County
Suburban Atlanta, GA
Longleaf at Callaway (5)	2002	10	138	13	—	—	125	13	384
Harris County
Pine Mountain, GA
River’s Call	1999	13	107	12	1	1	95	12	468
East Cobb County
Suburban Atlanta, GA
Tillman Hall	2008	5	29	23	—	2	6	23	2,653
Gwinnett County
Suburban Atlanta, GA

Total Consolidated			1,893	283	28	39	1,002	891	63,403

Temco Associates, LLC (50% owned) (6)
Bentwater	1998	13	1,676	5	—	—	1,671	5	16
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	24	1,385	259	—	—	288	1,097	23,673
Paulding County
Suburban Atlanta, GA
Seven Hills	2003	17	1,081	331	—	2	636	445	16,699
Paulding County
Suburban Atlanta, GA
Harris Place	2004	10	27	9	—	—	18	9	652
Paulding County
Suburban Atlanta, GA

Total Temco			4,169	604	—	2	2,613	1,556	41,040

CL Realty, L.L.C. (50% owned) (6)
Long Meadow Farms (37.5% owned)	2003	16	2,083	65	35	86	693	1,390	12,800
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	21	1,274	187	—	—	796	478	5,067
Tarrant County
Fort Worth, TX
Bar C Ranch	2004	20	1,199	82	9	40	232	967	7,113
Tarrant County
Fort Worth, TX
Summer Lakes	2003	16	1,123	157	13	20	345	778	7,121
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of December 31, 2010

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)

CL Realty, L.L.C., continued
Southern Trails (80% owned)	2005	11	1,027	59	18	80	452	575	$18,558
Brazoria County
Pearland, TX
Village Park	2003	12	567	—	—	17	356	211	6,407
Collin County
McKinney, TX
Manatee River Plantation	2003	10	457	109	—	—	348	109	2,604
Manatee County
Tampa, FL
Stonewall Estates (50% owned)	2005	9	382	15	7	41	261	121	4,918
Bexar County
San Antonio, TX
Stillwater Canyon	2003	11	335	6	—	—	225	110	2,325
Dallas County
DeSoto, TX
Creekside Oaks	2003	11	301	130	10	46	171	130	2,855
Manatee County
Bradenton, FL
Waterford Park	2005	12	210	—	—	—	—	210	8,524
Fort Bend County
Rosenberg, TX
Village Park North	2005	10	189	8	—	—	71	118	2,387
Collin County
McKinney, TX
Bridle Path Estates	2004	10	87	—	—	—	—	87	3,016
Hillsborough County
Tampa, FL
West Park	2005	13	84	—	—	—	21	63	5,332
Cobb County
Suburban Atlanta, GA

Total CL Realty			9,318	818	92	330	3,971	5,347	89,027

Total			15,380	1,705	120	371	7,586	7,794	$193,470

Company Share of Total			7,335	881	59	155	3,916	3,419	$110,592

Company Weighted Average Ownership			48%	52%	49%	42%	52%	44%	57%

(1)	This estimate represents the total projected development capacity for a development on owned land. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(3)	Includes Cost Basis of land tracts as detailed on the Inventory of Land Held schedule.

(4)	Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments.

(6)	The Company owns 50% of Temco Associates, LLC and CL Realty, L.L.C. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF MULTI-FAMILY UNITS HELD FOR SALE
As of December 31, 2010

	Total
	Units	Units Sold	Units Sold	Total	Remaining	Cost
	Developed /	in Current	Year to	Units	Units to be	Basis
	Purchased	Quarter	Date	Sold	Sold	($000)

10 Terminus Place (1)	137	16	75	130	7	$2,561
Atlanta, GA

60 North Market (2)	28	3	5	28	—	433
Asheville, NC

TOTAL CONSOLIDATED MULTI-FAMILY UNITS	165	19	80	158	7	$2,994

(1)	The total units sold does not include two units that closed but do not qualify as sales pursuant to accounting rules.

(2)	The project includes 9,224 square feet of for-sale commercial retail space. The commercial units are not included in the unit totals above but are included in the cost basis. None of the commercial retail space has been sold as of December 31, 2010.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF DECEMBER 31, 2010
($ in thousands)

					Rate	Company’s		Company’s	Total	Weighted
	Total	Ownership	Maturity		End of	Share		Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date		Quarter	Recourse		Non-Recourse (1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 1.75%-2.25%; $350MM FACILITY)	$105,400	100%	8/29/2011	(2)	2.26% (2)	$105,400		$—	$105,400
TERMINUS 100	140,000	100%	1/1/2023		5.25%	—		140,000	140,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (3)	136,000	100%	9/1/2017		6.45%	—		136,000	136,000
MERIDIAN MARK PLAZA	26,892	100%	8/1/2020		6.00%	—		26,892	26,892
333/555 NORTH POINT CENTER EAST	26,412	100%	11/1/2011		7.00%	26,412		—	26,412
100/200 NORTH POINT CENTER EAST	24,830	100%	6/1/2012		5.39%	—		24,830	24,830
LAKESHORE PARK PLAZA	17,544	100%	8/1/2012		5.89%	—		17,544	17,544
THE POINTS AT WATERVIEW	16,592	100%	1/1/2016		5.66%	—		16,592	16,592
600 UNIVERSITY PARK	12,292	100%	8/10/2011		7.38%	—		12,292	12,292
HANDY ROAD ASSOCIATES (PRIME + 1.0%, NOT LESS THAN 6%)	3,374	50% (4)	3/30/2011		6.00%	—		3,374	3,374
OTHER	173	100%	11/18/2013		4.13%	—		173	173

TOTAL CONSOLIDATED	509,509				5.18%	131,812		377,697	509,509	6.1

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR + 3.00%) ($113.2MM FACILITY)	103,378	50%	7/20/2013		3.26%	26,220		25,469	51,689
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	48,701	50%	6/1/2013		5.90%	—		24,351	24,351
TEN PEACHTREE PLACE	26,782	50%	4/1/2015		5.39%	—		13,391	13,391
MSREF/TERMINUS 200 LLC (LIBOR + 2.50%) ($92MM FACILITY)	46,169	20%	12/31/2013		2.76%	—		9,234	9,234
THE AVENUE EAST COBB	36,620	11.5%	12/1/2017		4.52%	—		4,211	4,211
PINE MOUNTAIN BUILDERS (LIBOR + 4%, NOT LESS THAN 5%)	896	50%	6/11/2011		5.00%	—		448	448
COUSINS WATKINS
HIGHLAND CITY TOWN CENTER (LIBOR + 2.65%)	10,850	50.5% (4)	1/1/2016	(5)	2.91%	—		5,479	5,479
CREEK PLANTATION VILLAGE (LIBOR + 2.65%)	6,300	50.5% (4)	1/1/2016	(5)	2.91%	6,300	(6)	—	6,300
MT. JULIET VILLAGE (LIBOR + 2.85%) ($9.2MM FACILITY. INTEREST ONLY UNTIL 1/1/2013)	6,150	50.5% (4)	1/1/2016	(5)	3.11%	1,538		1,568	3,106
THE SHOPS OF LEE VILLAGE (LIBOR + 2.85%) ($7.1MM FACILITY. INTEREST ONLY UNTIL 1/1/2013)	5,550	50.5% (4)	1/1/2016	(5)	3.11%	1,388		1,415	2,803
TEMCO
BENTWATER LINKS (LIBOR + 6.5%)	2,929	50%	5/23/2012		6.76%	—		1,465	1,465
CL REALTY
SUMMER LAKES (PRIME + 1.5%)	1,349	50%	8/22/2011		4.75%	—		675	675
WATERFORD PARK (PRIME + 1.5%)	1,143	50%	11/8/2011		4.75%	—		572	572
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	171	50%	3/28/2011		2.51%	—		86	86

TOTAL UNCONSOLIDATED	296,988				3.99%	35,446		88,364	123,810	3.5

TOTAL ADJUSTED DEBT	$806,497				4.74%	$167,258		$466,061	$633,319	5.1

INVESTMENT ENTITY DEBT (7)

CHARLOTTE GATEWAY VILLAGE	97,030	50%	12/1/2016		6.41%	—		48,515	48,515	5.9

TOTAL	$903,527				4.92%	$167,258		$514,576	$681,834	5.2

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	Availability is based on certain covenant calculations and is also reduced by letters of credit, and amounts drawn. The availability at December 31, 2010 is $238.4 million. This facility may be extended for one year, provided certain conditions are met. The interest rate on this instrument is LIBOR plus a spread of 1.75% to 2.25%, based on certain calculations.

(3)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(4)	The ownership percentage and the allocation of results of operations and/or gain or losses on property sales may be disproportionate.

(5)	These loans may be extended for two additional one-year terms, provided certain conditions are met.

(6)	This loan is guaranteed by the Company until the resolution of environmental concerns at the property, but it is anticipated that the Company will be released from this guarantee by March 31, 2011.

(7)	An investment entity is defined as an entity where the Company (a) has a fixed commitment to the venture, (b) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (c) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
SAME PROPERTY GROWTH
Fourth Quarter 2010 Compared to Third Quarter 2010
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	Q3 2010	Q4 2010	% Change	Q3 2010	Q4 2010	% Change	Q3 2010	Q4 2010	% Change	Q3 2010	Q4 2010	Q3 2010	Q4 2010

RENTAL PROPERTY REVENUES	$35,880	$34,645		$22,389	$23,303		$58,269	$57,948		$2,708	$3,336	$60,977	$61,284

RENTAL PROPERTY OPERATING EXPENSES	15,343	12,823		6,805	7,822		22,148	20,645		1,152	1,227	23,300	21,872

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$20,537	$21,822	6.3%	$15,584	$15,481	-0.7%	$36,121	$37,303	3.3%	$1,556	$2,109	$37,677	$39,412

RENTAL PROPERTY REVENUES	$35,880	$34,645		$22,389	$23,303		$58,269	$57,948		$2,708	$3,336	$60,977	$61,284
Less: STRAIGHT-LINE RENTS	1,419	1,478		410	641		1,829	2,119		808	894	2,637	3,013
AMORTIZATION OF LEASE INDUCEMENTS	(282)	(297)		(67)	(69)		(349)	(366)		(62)	78	(411)	(288)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	24	26		0	0		24	26		0	0	24	26

CASH BASIS RENTAL PROPERTY REVENUES (1)	34,719	33,438		22,046	22,731		56,765	56,169		1,962	2,364	58,727	58,533

RENTAL PROPERTY OPERATING EXPENSES	15,343	12,823		6,805	7,822		22,148	20,645		1,152	1,227	23,300	21,872

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$19,376	$20,615	6.4%	$15,241	$14,909	-2.2%	$34,617	$35,524	2.6%	$810	$1,137	$35,427	$36,661

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$35,880	$34,645		$22,389	$23,303		$58,269	$57,948		$2,708	$3,336	$60,977	$61,284
RENTAL PROPERTY OPERATING EXPENSES	15,343	12,823		6,805	7,822		22,148	20,645		1,152	1,227	23,300	21,872

	$20,537	$21,822		$15,584	$15,481		$36,121	$37,303		$1,556	$2,109	$37,677	$39,412

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$20,979	$22,674
DISCONTINUED OPERATIONS (3)												33	6
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												5,114	5,195

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												26,126	27,875
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												11,551	11,537

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$37,677	$39,412

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
SAME PROPERTY GROWTH
Twelve Months 2010 Compared to Twelve Months 2009
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	12M 2009	12M 2010	% Change	12M 2009	12M 2010	% Change	12M 2009	12M 2010	% Change	12M 2009	12M 2010	12M 2009	12M 2010

RENTAL PROPERTY REVENUES	$126,454	$127,008		$77,345	$76,348		$203,799	$203,356		$39,633	$42,089	$243,432	$245,445

RENTAL PROPERTY OPERATING EXPENSES	56,427	53,515		26,629	24,594		83,056	78,109		13,026	13,860	96,082	91,969

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$70,027	$73,493	4.9%	$50,716	$51,754	2.0%	$120,743	$125,247	3.7%	$26,607	$28,229	$147,350	$153,476

RENTAL PROPERTY REVENUES	$126,454	$127,008		$77,345	$76,348		$203,799	$203,356		$39,633	$42,089	$243,432	$245,445
Less: STRAIGHT-LINE RENTS	4,911	4,231		1,267	1,139		6,178	5,370		2,361	4,784	8,539	10,154
AMORTIZATION OF LEASE INDUCEMENTS	(962)	(1,132)		37	(259)		(925)	(1,391)		130	22	(795)	(1,369)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(51)	90		0	0		(51)	90		0	0	(51)	90

CASH BASIS RENTAL PROPERTY REVENUES (1)	122,556	123,819		76,041	75,468		198,597	199,287		37,142	37,283	235,739	236,570

RENTAL PROPERTY OPERATING EXPENSES	56,427	53,515		26,629	24,594		83,056	78,109		13,026	13,860	96,082	91,969

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$66,129	$70,304	6.3%	$49,412	$50,874	3.0%	$115,541	$121,178	4.9%	$24,116	$23,423	$139,657	$144,601

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$126,454	$127,008		$77,345	$76,348		$203,799	$203,356		$39,633	$42,089	$243,432	$245,445
RENTAL PROPERTY OPERATING EXPENSES	56,427	53,515		26,629	24,594		83,056	78,109		13,026	13,860	96,082	91,969

	$70,027	$73,493		$50,716	$51,754		$120,743	$125,247		$26,607	$28,229	$147,350	$153,476

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$76,122	$84,499
DISCONTINUED OPERATIONS (3)												7,098	3,564
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												19,636	20,227

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												102,856	108,290
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												44,494	45,186

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$147,350	$153,476

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
(A)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	12,355	17,978	15,890	676	718	1,884	1,882	5,160	928	1,454	3,145	2,449	7,976
	SECOND GENERATION BUILDING IMPROVEMENTS	999	510	5,439	786	215	151	187	1,339	81	270	192	81	624

		13,354	18,488	21,329	1,462	933	2,035	2,069	6,499	1,009	1,724	3,337	2,530	8,600

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	9,332	17,978	15,890	676	705	656	708	2,745	334	954	2,378	1,697	5,363
	SECOND GENERATION BUILDING IMPROVEMENTS	999	510	5,439	786	215	151	187	1,339	81	270	192	81	624

		10,331	18,488	21,329	1,462	920	807	895	4,084	415	1,224	2,570	1,778	5,987

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	3,023	0	0	0	13	1,228	1,174	2,415	594	500	767	752	2,613
	SECOND GENERATION BUILDING IMPROVEMENTS	0	0	0	0	0	0	0	0	0	0	0	0	0

		3,023	0	0	0	13	1,228	1,174	2,415	594	500	767	752	2,613

	TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	13,354	18,488	21,329	1,462	933	2,035	2,069	6,499	1,009	1,724	3,337	2,530	8,600

(B)	ADJUSTED DEBT:
	CONSOLIDATED DEBT	315,149	676,189	942,239	945,269	943,792	700,700	590,208	590,208	580,979	580,378	514,363	509,509	509,509
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	172,085	170,166	196,874	201,948	204,502	198,501	197,055	197,055	195,250	158,290	152,391	172,325	172,325

	TOTAL DEBT INCLUDING SHARE OF JV’S	487,234	846,355	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263	776,229	738,668	666,754	681,834	681,834
	SHARE OF INVESTMENT ENTITY DEBT	(110,718)	(72,873)	(65,160)	(63,166)	(61,501)	(59,639)	(55,100)	(55,100)	(53,485)	(51,835)	(50,188)	(48,515)	(48,515)

	ADJUSTED DEBT	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744	686,833	616,566	633,319	633,319

	RECOURSE DEBT	226,855	205,658	491,603	502,396	580,939	334,658	222,507	222,507	215,544	198,077	127,457	167,258	167,258
	NON-RECOURSE DEBT	149,661	567,824	582,350	581,655	505,854	504,904	509,656	509,656	507,200	488,756	489,109	466,061	466,061

	ADJUSTED DEBT	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744	686,833	616,566	633,319	633,319

(C)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
	OFFICE CONSOLIDATED PROPERTIES	28,802	44,460	64,423	13,550	15,225	15,201	13,139	57,115	14,743	14,991	14,696	16,269	60,699
	RETAIL CONSOLIDATED PROPERTIES	16,556	12,287	16,495	4,437	4,613	4,002	4,357	17,409	4,895	4,992	5,176	5,016	20,079
	INDUSTRIAL CONSOLIDATED PROPERTIES	405	1,949	1,542	355	369	400	444	1,568	533	615	1,092	1,385	3,625
	OTHER RENTAL OPERATIONS — CONSOLIDATED	206	82	(69)	(31)	26	(15)	50	30	18	59	15	4	96

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES — CONSOLIDATED	45,969	58,778	82,391	18,311	20,233	19,588	17,990	76,122	20,189	20,657	20,979	22,674	84,499

	RENTAL PROPERTY REVENUES	79,331	103,443	136,892	34,718	34,469	36,205	34,112	139,504	34,773	35,969	36,255	36,475	143,472
	RENTAL PROPERTY OPERATING EXPENSES	(33,362)	(44,666)	(54,501)	(16,407)	(14,236)	(16,617)	(16,122)	(63,382)	(14,584)	(15,312)	(15,276)	(13,801)	(58,973)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	45,969	58,777	82,391	18,311	20,233	19,588	17,990	76,122	20,189	20,657	20,979	22,674	84,499

(D)	INCOME FROM DISCONTINUED OPERATIONS:
	RENTAL PROPERTY REVENUES	29,467	10,044	10,537	2,786	2,626	2,430	2,441	10,283	2,440	2,292	123	1	4,856
	LEASE TERMINATION FEES & OTHER INCOME	3,155	106	22	0	0	0	0	0	0	0	0	0	0
	RENTAL PROPERTY OPERATING EXPENSES	(10,850)	(2,990)	(2,774)	(908)	(923)	(785)	(569)	(3,185)	(600)	(607)	(90)	5	(1,292)

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,772	7,160	7,785	1,878	1,703	1,645	1,872	7,098	1,840	1,685	33	6	3,564
	INTEREST INCOME	(246)	(138)	9	7	46	0	0	53	0	19	11	5	35
	INTEREST EXPENSE	0	(251)	(4,894)	(1,226)	(279)	0	0	(1,505)	0	0	0	0	0
	PROVISION FOR INCOME TAXES	(2)	0	0	0	0	0	0	0	0	0	0	0	0
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(71)	(41)	(33)	(4)	(4)	(4)	(4)	(16)	(4)	(1)	0	0	(5)

	FUNDS FROM OPERATIONS	21,453	6,730	2,867	655	1,466	1,641	1,868	5,630	1,836	1,703	44	11	3,594

	DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(14,497)	(3,214)	(3,107)	(661)	(604)	(600)	(602)	(2,467)	(600)	(221)	(19)	0	(840)

	INCOME FROM DISCONTINUED OPERATIONS	6,956	3,516	(240)	(6)	862	1,041	1,266	3,163	1,236	1,482	25	11	2,754

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD

(E)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
	CONSOLIDATED:
	RESIDENTIAL LOT AND OUTPARCEL SALES — CONSOLIDATED:
	LOT SALES	10,497	6,949	2,143	748	553	50	395	1,746	390	316	630	1,178	2,514
	OUTPARCEL SALES	6,788	3,000	4,850	1,800	2,775	1,100	0	5,675	13,429	0	0	0	13,429

	TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	17,285	9,949	6,993	2,548	3,328	1,150	395	7,421	13,819	316	630	1,178	15,943

	RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — CONSOLIDATED:
	LOT COST OF SALES	7,620	5,825	1,316	512	373	50	330	1,265	260	275	549	856	1,940
	OUTPARCEL COST OF SALES	5,132	1,983	2,460	1,218	1,650	929	(39)	3,758	8,836	0	0	(77)	8,759

	TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES	12,752	7,808	3,776	1,730	2,023	979	291	5,023	9,096	275	549	779	10,699

	TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,481	4,977	9,204	96	746	349	(6)	1,185	697	1,002	(1)	(1)	1,697
	OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0	0	0

	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET — CONSOLIDATED	18,881	15,302	13,828	1,027	2,051	520	43	3,641	5,420	1,043	80	398	6,941

	SUMMARY — CONSOLIDATED:
	LOT SALES NET OF COST OF SALES	2,877	1,124	827	236	180	0	65	481	130	41	81	322	574
	OUTPARCEL SALES NET OF COST OF SALES	1,656	1,017	2,390	582	1,125	171	39	1,917	4,593	0	0	77	4,670
	TRACT SALES NET OF COST OF SALES	2,481	4,977	9,204	96	746	349	(6)	1,185	697	1,002	(1)	(1)	1,697
	OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0	0	0

	TOTAL CONSOLIDATED SALES, NET	18,881	15,302	13,828	1,027	2,051	520	43	3,641	5,420	1,043	80	398	6,941

	JOINT VENTURES:
	RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES — JOINT VENTURES:
	LOT SALES	38,676	8,718	3,739	790	1,835	859	674	4,158	1,675	1,328	1,590	3,175	7,768
	OUTPARCEL SALES	0	0	0	0	0	0	0	0	516	0	0	0	516
	TRACT SALES	14,235	1,355	4,158	617	0	5	36	658	61	167	0	10,405	10,633

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	52,911	10,073	7,897	1,407	1,835	864	710	4,816	2,252	1,495	1,590	13,580	18,917

	RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES — JOINT VENTURES:
	LOT COST OF SALES	30,459	6,896	2,944	695	1,625	648	659	3,627	1,155	870	1,193	2,678	5,896
	OUTPARCEL COST OF SALES	0	0	0	0	0	0	0	0	430	0	4	0	434
	TRACT COST OF SALES	7,560	704	966	382	0	1	11	394	15	65	(2)	6,948	7,026

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	38,019	7,600	3,910	1,077	1,625	649	670	4,021	1,600	935	1,195	9,626	13,356

	RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET -JOINT VENTURES	14,892	2,473	3,987	330	210	215	40	795	652	560	395	3,954	5,561

	SUMMARY — JOINT VENTURES:
	LOT SALES NET OF COST OF SALES	8,217	1,822	795	95	210	211	15	531	520	458	397	497	1,872
	OUTPARCEL SALES NET OF COST OF SALES	0	0	0	0	0	0	0	0	86	0	(4)	0	82
	TRACT SALES NET OF COST OF SALES	6,675	651	3,192	235	0	4	25	264	46	102	2	3,457	3,607

	RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET — SHARE OF JOINT VENTURES	14,892	2,473	3,987	330	210	215	40	795	652	560	395	3,954	5,561

	TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES	33,773	17,775	17,815	1,357	2,261	735	83	4,436	6,072	1,603	475	4,352	12,502

(F)	MULTI-FAMILY SALES AND COST OF SALES:
	CONSOLIDATED:
	MULTI-FAMILY SALES — CONSOLIDATED:
	MULTI-FAMILY SALES	23,134	20	8,444	0	1,185	9,228	20,428	30,841	10,146	7,943	6,637	9,716	34,442
	MULTI-FAMILY COST OF SALES	(19,403)	124	(7,330)	0	(1,185)	(7,372)	(17,072)	(25,629)	(7,970)	(6,108)	(5,190)	(7,749)	(27,017)

	MULTI-FAMILY SALES — CONSOLIDATED, NET	3,731	144	1,114	0	0	1,856	3,356	5,212	2,176	1,835	1,447	1,967	7,425

	JOINT VENTURES:
	MULTI-FAMILY SALES — JOINT VENTURES:
	MULTI-FAMILY SALES	56,734	(66)	23,291	0	0	0	175	175	389	0	0	0	389
	MULTI-FAMILY COST OF SALES	(46,562)	(3,261)	(21,147)	0	0	0	(116)	(116)	(266)	0	(3)	3	(266)
	OTHER, NET	171	3,142	(252)	(1)	2	0	55	56	(6)	45	168	143	350

	MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	10,343	(185)	1,892	(1)	2	0	114	115	117	45	165	146	473

	TOTAL MULTI-FAMILY FFO	14,074	(41)	3,006	(1)	2	1,856	3,470	5,327	2,293	1,880	1,612	2,113	7,898

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010 YTD
(G)	INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
	OPERATING EXPENSES:
	OFFICE PROPERTIES	18,629	7,006	7,473	2,925	3,077	3,074	2,975	12,051	2,976	2,987	3,121	3,158	12,242
	RETAIL PROPERTIES	6,215	4,822	7,406	1,913	1,901	1,842	1,929	7,585	1,976	1,979	1,993	2,037	7,985

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	24,844	11,828	14,879	4,838	4,978	4,916	4,904	19,636	4,952	4,966	5,114	5,195	20,227
	RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET OF COST OF SALES	14,892	2,473	3,987	330	210	215	40	795	652	560	395	3,954	5,561
	MULTI-FAMILY SALES, NET OF COST OF SALES	10,343	(185)	1,892	(1)	2	0	114	115	117	45	165	146	473
	INTEREST EXPENSE	(3,534)	(3,378)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)	(899)	(947)	(1,187)	(1,219)	(4,252)
	OTHER EXPENSE	(248)	(1,252)	372	(172)	(589)	(343)	(175)	(1,279)	392	223	42	256	913
	IMPAIRMENT LOSS	0	0	(347)	0	(2,619)	(21,563)	0	(24,182)	0	0	0	(3,746)	(3,746)
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	(5)	(79)	(10)	(14)	(10)	(12)	(46)	(6)	(5)	(6)	(5)	(22)

	FUNDS FROM OPERATIONS — UNCONSOLIDATED JOINT VENTURES	46,285	9,481	16,137	3,940	945	(17,744)	3,962	(8,897)	5,208	4,842	4,523	4,581	19,154
	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	135,618	1,186	0	28	(16)	0	0	12	0	0	0	0	0
	DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,819)	(4,571)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)	(2,288)	(2,448)	(2,344)	(2,581)	(9,661)

	NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	173,084	6,096	9,721	1,820	(1,231)	(19,926)	1,698	(17,639)	2,920	2,394	2,179	2,000	9,493

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charges Ratio” represents the ratio of EBITDA, as defined in the Company’s credit facility, to Fixed Charges, as defined. EBITDA generally represents net income before interest, taxes, depreciation and amortization, subject to various adjustments. Fixed Charges generally represents interest expense, preferred dividends and ground lease payments. Both EBITDA and Fixed Charges include the proportionate share of the Company’s unconsolidated entities.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Certain Debt” is FFO adjusted to exclude loss on extinguishment of debt associated with property sales, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. Also during 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Leverage Ratio” represents the calculation of Debt to Total Assets, as defined in the Company’s credit facility. Both Debt and Total Assets include the proportionate share of the Company’s unconsolidated entities.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues includes rental property revenues of the Company and its unconsolidated joint ventures. Cash Basis Rental Property Revenues excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.